UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Date of Meeting:     May 6, 2016

Type of Meeting:     Annual Meeting of Stockholders

Matters Voted on:	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Maarten D. Hemsley	13,487,603	1,093,704	5,316	3,295,829
Charles R. Patton	13,762,971	803,636	20,016	3,295,829
Richard O. Schaum	13,762,721	803,886	20,016	3,295,829
Milton L. Scott	13,474,123	1,092,484	20,016	3,295,829
Paul J. Varello	13,520,910	1,045,756	19,957	3,295,829
Ratification of the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2016.	17,491,496	318,011	72,945	-0-
Approval of named executive officer compensation (an advisory vote)	13,640,928	509,528	436,167	3,295,829

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2016	Sterling Construction Company, Inc.

/s/ Roger M. Barzun
Roger M. Barzun